UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2023

Date of reporting period: July 31, 2023

Item 1. Reports to Stockholders.

(a)

FolioBeyond Alternative Income and Interest Rate Hedge ETF

Ticker: RISR
(Formerly: FolioBeyond Rising Rates ETF)

Annual Report

July 31, 2023

FolioBeyond Alternative Income and Interest Rate Hedge ETF

TABLE OF CONTENTS

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

1

FolioBeyond Alternative Income and Interest Rate Hedge ETF

SHAREHOLDER LETTER (Unaudited)

FolioBeyond Alternative Income and Interest Rate Hedge ETF Annual Report for the Fiscal Year Ended July 31, 2023

Performance

The FolioBeyond Alternative Income and Interest Rate Hedge ETF (ticker: RISR) (“RISR” or the “Fund”) returned 13.95% based on closing market price (15.56% based on NAV) for the fiscal period. In comparison, the ICET7IN Index (ICE U.S. Treasury 7-10 Year Bond 1X Inverse Index) returned 6.10%, while the Bloomberg U.S. Aggregate Bond Index returned -3.37% during the same time period.

RISR’s performance was primarily driven by a combination of correlation to rate increases, spread widening of mortgage-backed securities (“MBS”), gains from security selection, and spread narrowing of interest-only MBS (“MBS IOs”)

Performance

	As of July 31, 2023
	1 Year	2023 YTD	INCEPTION (9/30/2021)
Market Price	13.95%	6.93%	20.83%
Fund NAV	15.56%	6.89%	20.69%
ICET7IN	6.10%	-1.54%	7.37%
Bloomberg U.S. Aggregate Bond Index	-3.37%	2.02%	-6.30%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling 866-497-4963. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns beyond 1 year are annualized.

The Fund’s net asset value (“NAV”) is the sum of all its assets less any liabilities, divided by the number of shares outstanding. The market price is the most recent price at which the Fund was traded. The Fund intends to pay out income, if any, monthly. There is no guarantee these distributions will be made.

Total Expense Ratio is 0.99% (as of the Fund’s most recently filed prospectus dated June 26, 2023).

Long Term Diversification and Reduction of Portfolio Interest Rate Risk

In an attempt to reduce inflation, the U.S. Federal Reserve (the “Fed”) launched a monetary policy tightening cycle in the first quarter of 2022, that persisted through mid-2023. The Fed has raised its primary policy rate, the Federal Funds target rate, from 0.25% to 5.5%. Nearly all other U.S. market interest rates increased materially over that time, including mortgage rates. Reported inflation remains above the Fed’s stated target of 2% but has fallen sharply from the peak levels seen in mid-2022. Despite the rise in interest rates, the overall pace of economic activity has not slowed to recessionary levels, and the labor market, in particular, remains robust.

This combination of factors has helped RISR to generate the strong returns seen since the Fund’s inception. This is because higher mortgage rates reduce the propensity for existing mortgagors to refinance their loans. This increases the term of those mortgages, which benefits MBS IOs because they receive interest payments for longer than they otherwise would. This means higher rates imply rising values for MBS IOs at a time when most fixed rate bonds are declining in value. It is unclear, however, where Fed policy will go from here. Market-based predictions for the Federal Funds rates have mostly moved away from predictions of near-term rate cuts, but neither are they predicting material future rate hikes. The market consensus appears to be that, barring some exogenous macro-economic shock, rates will remain near current levels for several quarters, at least.

In light of this policy uncertainty, and the potential for continued market volatility, RISR offers investors a valuable tool to help manage risk while earning a potential dividend. MBS IOs have been used by institutions for decades to help manage interest rate risk while attempting to enhance current income. RISR brings to the ETF market the first of its kind product that provides a carefully selected portfolio of MBS IOs which move inversely to most other fixed income instruments thereby adding diversification to existing fixed income or blended equity/fixed income portfolios.

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FolioBeyond Alternative Income and Interest Rate Hedge ETF

SHAREHOLDER LETTER (Unaudited) (Continued)

Another component of RISR’s returns came from security selection and the purchase of undervalued MBS IOs in the secondary market. While the MBS IO market size is estimated to be over $100 billion, each bond has its own profile with unique loan level characteristics underlying the mortgage pool. The analytical process of the Fund’s sub-adviser, FolioBeyond, LLC (the “Sub-Adviser”), filters the offerings in the secondary market to identify desirable MBS IO characteristics. These attributes include coupon, age, loan-to-value, geographics, investor loan concentration, etc. Additionally, value and risk measures tied to option adjusted spread (“OAS”), yield, duration and convexity are analyzed within the Sub-Adviser’s robust risk management framework. This fragmentation in the secondary market creates alpha generating opportunities for experienced MBS IO portfolio managers with advanced analytical tools. Unlike issuer-specific credit risks present in small issuers of municipal or high yield corporate bonds, the MBS IO market has the advantage of having quantifiable homogeneity in risk attributes: e.g., a loan pool with age of 24 months has certain attributes relative to a newer loan with six months of age, all else being equal. This allows for scalability of the strategy while generally avoiding significant security specific risks.

Portfolio Applications

We believe RISR provides an attractive, thematic strategy that provides strong negative correlation benefits for both fixed income and equity portfolios. It can be utilized as part of a core holding for diversified portfolios or as an overlay to manage the interest rate risk of fixed income portfolios. Alternatively, RISR can be used as a macro hedge against rising interest rates with less exposure to equity beta and negative correlation to fixed income beta. The underlying bonds are all U.S. agency credit that are issued or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Administration.

This material must be preceded or accompanied by a prospectus.

Fund Risks

An investment in the Fund is subject to numerous risks including the possible loss of principal. There can be no assurance that the Fund will achieve its investment objective. Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market price normally should approximate the Fund’s NAV, but the market price sometimes may be higher or lower than the NAV. The Fund has a limited operating history. There are a limited number of financial institutions authorized to buy and sell shares directly with the Fund, and there may be a limited number of other liquidity providers in the marketplace. There is no assurance that Fund shares will trade at any volume, or at all, on any stock exchange. Low trading activity may result in shares trading at a material discount to NAV. Please see the prospectus and summary prospectus for a complete description of principal risks.

Definitions

Alpha: Alpha measures the amount that the investment has returned in comparison to the market index or other broad benchmark that it is compared against.

Beta: Beta is a measurement of market risk or volatility.

Bloomberg U.S. Aggregate Bond Index: The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

Convexity: Convexity is a measure of the curvature, or the degree of the curve, in the relationship between bond prices and bond yields.

Coupon: A coupon or coupon payment is the annual interest rate paid on a particular bond.

Duration: A measure of the relationship between interest rates and price for a fixed income security. Positive duration refers to a relationship whereby prices decline as interest rates rise, while negative duration refers to a relationship whereby prices increase as interest rates rise.

ICET7IN Index: The ICE U.S. Treasury 7-10 Year Bond 1X Inverse Index (ICET7IN Index) provides inverse returns of the U.S. Treasury 7-10 Year Bond Index by taking a short position in the index. The underlying index is market value weighted and is designed to measure the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than seven years and less than or equal to ten years. The ICE U.S. Treasury 7-10 Year Bond 1X Inverse Index has an inception date of July 31, 2016. Index history is available back to December 31, 2004.

3

FolioBeyond Alternative Income and Interest Rate Hedge ETF

SHAREHOLDER LETTER (Unaudited) (Continued)

Investor Loan Concentration: The loan concentration to a single investor/counterparty.

Loan-to-Value: A loan-to-value (LTV) ratio compares the amount of a loan against the appraised value of the property. A higher LTV ratio suggests more risk, due to an assumed higher chance of default.

MBS IOs (Interest-Only Mortgage-Backed Securities): MBS are fixed-income instruments that represent an interest in a pool of mortgages. MBS IOs represent the interest portion of the MBS.

Option Adjusted Spread (OAS): Option-adjusted spread represents the yield spread that is added to the benchmark yield curve to price a security with an embedded option.

Distributed by Foreside Fund Services, LLC

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FolioBeyond Alternative Income and Interest Rate Hedge ETF

PERFORMANCE SUMMARY (Unaudited)

$16,000
$14,000
$12,000
$10,000
$8,000
9/30/2021
11/30/2021
1/31/2022
3/31/2022
5/31/2022
7/31/2022
9/30/2022
11/30/2022
1/31/2023
3/31/2023
5/31/2023
7/31/2023
FolioBeyond Rising Rates ETF - NAV
FolioBeyond Rising Rates ETF - Market
ICE U.S. Treasury 7-10 Year Bond 1X Inverse Index (USD)
Bloomberg US Aggregate Bond Index

Total Returns for the period ended July 31, 2023:	1 Year	Since Inception (09/30/2021)	Ending Values (07/31/23)
FolioBeyond Alternative Income and Interest Rate Hedge ETF - NAV	15.56%	20.69%	$14,115
FolioBeyond Alternative Income and Interest Rate Hedge ETF - Market	13.95%	20.83%	$14,146
ICE U.S. Treasury 7-10 Year Bond 1X Inverse Index	6.10%	7.37%	$11,392
Bloomberg US Aggregate Bond Index	-3.37%	-6.30%	$ 8,876

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2021 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 497-4963. The Fund’s expense ratio is 0.99% (as of the Fund’s most recently filed Prospectus).

FolioBeyond Alternative Income and Interest Rate Hedge ETF

5

PORTFOLIO ALLOCATION at July 31, 2023 (Unaudited)

Sector	% of Net Assets
Mortgage-Backed Securities(1)	92.1%
Cash & Cash Equivalents(2)	7.9
Total	100.0%

(1)Includes interest-only securities.

(2)Represents short-term investments and other assets in excess of liabilities.

FolioBeyond Alternative Income and Interest Rate Hedge ETF

6

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at July 31, 2023

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES(1) — 92.1%
Federal Home Loan Mortgage Corporation REMICS — 34.3%
3.500%, 4/25/36	$5,776,411	$608,997
4.000%, 5/25/40	4,594,020	712,957
5.000%, 7/25/47	3,461,832	470,934
3.500%, 8/25/48	3,746,929	500,102
4.500%, 9/15/48	2,695,950	519,960
4.000%, 1/25/49	5,701,662	1,142,717
4.500%, 2/25/49	4,182,461	852,292
4.000%, 6/25/49	1,152,872	221,760
4.500%, 10/25/49	4,787,554	1,065,078
3.000%, 3/25/50	1,340,571	227,066
4.000%, 4/25/50	4,807,366	989,788
4.000%, 8/25/50	2,270,431	457,630
4.500%, 10/25/50	4,083,205	872,336
5.500%, 10/25/50	4,135,606	995,432
3.000%, 11/25/50	12,807,110	2,101,413
4.500%, 12/25/50	5,512,807	1,334,481
3.500%, 2/25/51	4,783,057	890,156
3.000%, 3/25/51	4,151,994	688,798
4.500%, 4/25/51	9,273,091	2,010,434
2.500%, 5/25/51	7,702,286	1,130,116
3.000%, 6/25/51	2,600,855	383,789
3.000%, 9/25/51	1,932,646	312,481
4.000%, 11/25/51	4,436,105	919,061
		19,407,778
Federal National Mortgage Association REMICS — 22.4%
3.500%, 5/25/41	1,248,438	182,574
3.500%, 7/25/46	19,092,494	2,499,681
4.500%, 2/25/48	4,529,259	968,652
4.500%, 3/25/48	4,215,338	650,621
4.000%, 8/25/48	1,822,196	353,621
2.500%, 10/25/48	6,304,482	836,030
4.000%, 7/25/49	8,218,088	1,551,233
3.500%, 2/25/50	1,769,620	292,089
3.500%, 4/25/50	2,576,261	465,241
4.000%, 7/25/50	2,143,038	430,009
4.500%, 1/25/51	10,735,982	2,662,352
4.000%, 2/25/51	1,686,050	351,164
3.500%, 6/25/51	3,974,019	739,665
3.000%, 11/25/51	3,299,928	463,410
3.500%, 11/25/51	1,131,813	201,283
		12,647,625

	Principal Amount	Value
Government National Mortgage Association — 35.4%
3.000%, 11/20/46	$15,127,831	$1,996,710
4.000%, 11/20/47	6,817,393	679,845
3.500%, 11/20/48	4,927,490	812,555
4.500%, 2/20/49	4,442,360	871,203
3.500%, 6/20/49	6,162,121	876,937
4.000%, 1/20/50	5,907,818	691,401
4.500%, 1/20/50	8,902,994	1,693,186
5.000%, 2/20/50	736,676	144,823
4.500%, 4/20/50	20,794,547	3,385,259
4.500%, 10/20/50	9,126,938	1,872,773
2.500%, 11/20/50	9,387,668	570,715
4.000%, 11/20/50	8,475,111	1,614,242
4.000%, 12/20/50	1,015,152	186,955
3.500%, 4/20/51	5,023,542	808,123
3.500%, 9/20/51	2,566,965	450,490
4.500%, 9/20/51	2,381,558	328,401
3.500%, 1/20/52	22,163,104	3,058,320
		20,041,938
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $46,676,876)		52,097,341

	Shares
SHORT-TERM INVESTMENTS — 6.1%
Money Market Funds — 6.1%
First American Government Obligations Fund, Class X, 5.175%(2)	3,423,034	3,423,034
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,423,034)		3,423,034
TOTAL INVESTMENTS IN SECURITIES — 98.2%
(Cost $50,099,910)		55,520,375
Other Assets in Excess of Liabilities — 1.8%		1,018,526
TOTAL NET ASSETS — 100.0%		$56,538,901

(1)Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.

(2)The rate shown is the annualized seven-day effective yield as of July 31, 2023.

FolioBeyond Alternative Income and Interest Rate Hedge ETF

7

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES at July 31, 2023

Assets:
Investments in securities, at value (Cost $50,099,910) (Note 2)	$55,520,375
Deposits at broker	50,212
Receivables:
Interest	1,016,186
Total assets	56,586,773

Liabilities:
Payables:
Management fees (Note 4)	47,872
Total liabilities	47,872
Net Assets	$56,538,901

Components of Net Assets:
Paid-in capital	$55,400,124
Total distributable (accumulated) earnings (losses)	1,138,777
Net assets	$56,538,901

Net Asset Value (unlimited shares authorized):
Net assets	$56,538,901
Shares of beneficial interest issued and outstanding	1,745,000
Net asset value	$32.40

FolioBeyond Alternative Income and Interest Rate Hedge ETF

8

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS For the Year Ended July 31, 2023

Investment Income:
Interest income	$6,111,063
Total investment income	6,111,063

Expenses:
Management fees (Note 4)	728,660
Interest expense	105,778
Total expenses	834,438
Net investment income (gain)	5,276,625

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(2,465,605)
Change in net unrealized appreciation/depreciation on investments	7,331,779
Net realized and unrealized gain (loss) on investments	4,866,174
Net increase (decrease) in net assets resulting from operations	$10,142,799

FolioBeyond Alternative Income and Interest Rate Hedge ETF

9

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2023	Period Ended July 31, 2022(1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$5,276,625	$1,267,359
Net realized gain (loss)	(2,465,605)	(2,177,776)
Change in net unrealized appreciation/depreciation	7,331,779	(1,911,313)
Net increase (decrease) in net assets resulting from operations	10,142,799	(2,821,730)

Distributions to Shareholders:
Net distributions to shareholders	(5,058,172)	(1,124,120)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares(2)	(49,889,659)	105,289,783
Total increase (decrease) in net assets	(44,805,032)	101,343,933

Net Assets:
Beginning of period	101,343,933	—
End of period	$56,538,901	$101,343,933

(1)The Fund commenced operations on September 30, 2021. The information presented is from September 30, 2021 to July 31, 2022.

(2)Summary of share transactions is as follows:

	Year Ended July 31, 2023		Period Ended July 31, 2022 (1)
	Shares	Value	Shares	Value
Shares sold	950,000	$29,730,715	4,220,000	$132,144,398
Shares redeemed	(2,575,000)	(79,729,835)	(850,000)	(27,012,522)
Variable fees	—	109,461	—	157,907
Net increase (decrease)	(1,625,000)	$(49,889,659)	3,370,000	$105,289,783

FolioBeyond Alternative Income and Interest Rate Hedge ETF

10

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Year Ended July 31, 2023		Period Ended July 31, 2022(1)
Net asset value, beginning of period	$30.07		$25.00

Income (Loss) from Investment Operations:
Net investment income (loss)(2)	2.25		0.89
Net realized and unrealized gain (loss)(3)	2.25		4.53
Total from investment operations	4.50		5.42

Less Distributions:
From net investment income	(2.22)		(0.46)
Total distributions	(2.22)		(0.46)

Capital Share Transactions
Variable fees	0.05		0.11	(10)
Net asset value, end of period	$32.40		$30.07
Total return(4)	15.56%		22.14	%(5)

Ratios / Supplemental Data:
Net assets, end of period (millions)	$56.5		$101.3
Portfolio turnover rate(6)	24%		50	%(5)
Ratio of expenses to average net assets	1.13	%(7)	0.99	%(8)
Ratio of net investment income (loss) to average net assets	7.17	%(9)	3.35	%(8)

(1)The Fund commenced operations on September 30, 2021. The information presented is from September 30, 2021 to July 31, 2022.

(2)Calculated using average shares outstanding method.

(3)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Not annualized.

(6)Excludes the impact of in-kind transactions.

(7)The ratio of expenses to average net assets includes interest expense. The expense ratio excluding interest expense is 0.99% for the year ended July 31, 2023.

(8)Annualized.

(9)The net investment income (loss) ratio includes interest expense of 0.14%.

(10)Variable fees per share and realized/unrealized gain/loss per share have been restated to present variable fees separately.

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FolioBeyond Alternative Income and Interest Rate Hedge ETF

NOTES TO FINANCIAL STATEMENTS July 31, 2023

NOTE 1 – ORGANIZATION

The FolioBeyond Alternative Income and Interest Rate Hedge ETF (the “Fund”) is a non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended. The Trust is governed by the Board of Trustees (the “Board”). Toroso Investments, LLC (“Toroso” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund and FolioBeyond, LLC (the “Sub-Adviser”) serves as sub-adviser to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on September 30, 2021. Prior to June 26, 2023, the Fund was formerly named the FolioBeyond Rising Rates ETF.

The investment objective of the Fund is to provide current income and protect against rising interest rates.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Fund is open for business.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

Effective September 8, 2022, for securities for which quotations are not readily available, under Rule 2a-5 of the 1940 Act, a fair value will be determined by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value (“NAV”) of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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FolioBeyond Alternative Income and Interest Rate Hedge ETF

NOTES TO FINANCIAL STATEMENTS July 31, 2023 (Continued)

Level 3 –Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$52,097,341	$—	$52,097,341
Short-Term Investments	3,423,034	—	—	3,423,034
Total Investments in Securities	$3,423,034	$52,097,341	$—	$55,520,375

B.Derivative Investments. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market. Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

The Fund may purchase options on bonds or swaps to mitigate the risk of downward movement in interest rates.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. As of July 31, 2023, the Fund did not hold any options or other derivative instruments and therefore was no impact to the Fund’s Statement of Assets and Liabilities as of that date. For the year ended July 31, 2023, the Fund’s monthly average quantity and notional value based on months when contracts were outstanding are described below:

	Average Contracts	Average Notional Amount
Purchased Options	350	$ 42,700,000

To achieve its Duration Target, the Fund may also invest, to a lesser extent, in mortgage-backed securities (“MBS”) coupon swaps and MBS inverse IOs (“Inverse IOs”). The Fund may also purchase options on bonds or swaps to mitigate the risk of downward movement in interest rates. MBS coupon swaps are transactions that involve the sale of one MBS and the simultaneous purchase of another MBS, which may be with different agencies and have different coupon payments. MBS inverse IOs are also funded

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through interest only payments, however, an inverse IO is a leveraged position and the payment received is adjusted based on the current level of a floating interest rate. Inverse IOs are created from a structured collateralized mortgage obligation (“CMO”) where the coupon formula is determined based on the difference between the underlying CMO tranche coupon and a floating rate (e.g., 1-month LIBOR), subject to a floor. The resulting coupon payment is based on the principal balance of the underlying CMO tranche. An Inverse IO, therefore, will exhibit a combination of its coupon rate declining as short-term interest rates rise (and vice versa for falling short-term interest rates) along with sensitivity to prepayments as the present value of interest cash flows will increase as prepayments decline (and vice versa for rising prepayment rates). Since both prepayment and yield curve components increase the risk of Inverse IOs, they will be utilized infrequently and only when valuations are determined by the Sub-Adviser to be attractive. An option on a bond or swap gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying bond or swap is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended July 31, 2023:

Instrument	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Equity Contracts – Call Options Purchased	Net Realized Gain (Loss) on Investments	$ (220,283)	$ 1,533

C.Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of July 31, 2023, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.

D.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid at least monthly. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

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G.Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

H.Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the LRMP.

J.Derivatives Transactions. Pursuant to Rule 18f-4 under the 1940 Act, the SEC imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Fund currently operates as a “limited derivatives user” for purposes of Rule 18f-4.

K. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended July 31, 2023, there were no adjustments made.

L.Recently Issued Accounting Pronouncements.

•In June 2022, FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”).ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. The Fund is currently evaluating the impact, if any, of these amendments on the financial statements.

•In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. The Fund is currently evaluating the impact, if any, of applying ASU 2022-06.

M.Other Regulatory Matters. In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

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NOTE 3 – PRINCIPAL INVESTMENTS RISKS

A.Associated Risk of Investing in Mortgage-Backed Interest Only Securities: The value of interest-only mortgage-backed securities (“MBS IOs”) is more volatile than other types of mortgage-related securities. They are very sensitive not only to declining interest rates, but also to the rate of prepayments. MBS IOs involve the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. In addition, because there may be a drop in trading volume, or an inability to find a ready buyer, MBS IOs may be illiquid. In response to changes in interest rates or other market conditions, the value of an inverse IO may decrease at a multiple of the decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the Sub-Adviser, the Fund could lose all or substantially all of its investment in inverse IOs.

B.Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.

C.Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

•Options Risk: Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. Additionally, the value of the option may be lost if the Sub-Adviser fails to exercise such option at or prior to its expiration.

•Swap Agreements Risk: Swap agreements are entered into primarily with major global financial institutions for a specified period, which may range from one day to more than six months. The derivative transactions in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular sector or index.

D.Exchange Traded Fund (“ETF”) Risks.

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares of the fund (“Shares”) directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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•Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may have less cash efficiency and pay out higher annual capital gain distributions to shareholders than if the in-kind redemption process was used.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

•Trading. Although Shares are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

E.Fixed Income Risk. The value of the Fund’s investments in fixed income securities (not including MBS IOs) will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned indirectly by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

F.General Market Risk. Securities markets and individual securities will increase or decrease in value. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as “volatility,” and it can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities’ issuer or the markets in which they trade.

G.Government Securities Risk. The Fund will invest in U.S. Treasury obligations and securities issued or guaranteed by the U.S. Treasury. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.

H.Interest Rate Risk. Generally, the value of fixed income securities (not including MBS IOs) will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets. In addition, the interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate. Floating rate securities are subject to interest rate risk and credit risk.

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I.Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

J.Models and Data Risk. The composition of the Fund’s portfolio is dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio universe that would have been excluded or included had the Models and Data been correct and completed.

K.Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

L.Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

M.Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in ETFs and other investment companies. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.

N.Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board. The Adviser provides oversight of the Sub-Adviser, and review of the Sub-Adviser’s performance. The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund at the annualized rate of 0.99%. Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”), and the Management Fee payable to the Adviser. The Management Fees incurred are paid monthly to the Adviser. Management Fees for the year ended July 31, 2023 are disclosed in the Statement of Operations.

The Sub-Adviser serves as investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated and paid monthly, at an annual rate of 0.02% of the Fund’s average daily net assets (the “Sub-Advisory Fee”).

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The Sub-Adviser has agreed to assume a portion of the Adviser’s obligation to pay all expenses incurred by the Fund, except for the sub-advisory fee payable to the Sub-Adviser and Excluded Expenses. For assuming the payment obligations for a portion of the Fund’s expenses, the Adviser has agreed to pay the Sub-Adviser a corresponding share of profits, if any, generated by the Fund’s unitary fee. Expenses incurred by the Fund and paid by the Sub-Adviser include fees charged by Tidal (defined below), which is the Fund’s administrator and an affiliate of the Adviser.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company, and an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended July 31, 2023, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities and in-kind transactions were $17,128,551 and $56,125,201 respectively.

For the year ended July 31, 2023, there were no purchases or sales of long-term U.S. government securities.

For the year ended July 31, 2023, there were no in-kind transactions associated with creations and redemptions for the Fund.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended July 31, 2023 and the period ended July 31, 2022, was as follows:

Distributions paid from:	July 31, 2023	July 31, 2022
Ordinary income	$5,058,172	$1,124,120

As of the year ended July 31, 2023, the components of distributable (accumulated) earnings (losses) on a tax basis were as follows:

July 31, 2023
Cost of investments	$50,099,910
Gross tax unrealized appreciation	6,046,606
Gross tax unrealized depreciation	(626,140)
Net tax unrealized appreciation (depreciation)	5,420,466
Undistributed ordinary income (loss)	361,692
Undistributed long-term capital gain (loss)	—
Total distributable earnings	361,692
Other accumulated gain (loss)	(4,643,381)
Total distributable (accumulated) earnings (losses)	$1,138,777

Net capital losses and net investment losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late year losses), and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. As of the most recent fiscal period ended July 31, 2023, the Fund had not elected to defer any post-October or late year losses. As of the most recent fiscal period ended July 31, 2023, the Fund had short-term and long-term capital loss carryovers of $4,608,728 and $34,653, respectively, both of which do not expire.

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NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a Loan Agreement for temporary or extraordinary purposes. Credit facility details for the year ended July 31, 2023, are as follows:

Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	$6,869,000
Average daily loan outstanding	$1,345,767
Credit facility outstanding as of July 31, 2023	—
Average interest rate, when in use	7.54%
Interest rate terms	Prime
Interest rate as of July 31, 2023	8.50%
Expiration date	June 26, 2024

Interest expense incurred for the year ended July 31, 2023 is disclosed in the Statements of Operations, if applicable. The credit facility is an uncommitted, senior secured 364-day umbrella line of credit used for the benefit of certain funds in the Trust.

The maximum available credit is disclosed at the Trust level. The Fund’s ability to borrow is therefore limited by borrowings of other funds within the Trust which are party to the agreement and to one-third of the Fund’s total assets.

NOTE 8 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 0.10% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 9 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the corona virus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the

20

FolioBeyond Alternative Income and Interest Rate Hedge ETF

liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective August 31, 2023, Eric Falkeis resigned as Secretary of the Trust. Lissa M. Richter resigned as Assistant Secretary and was appointed as Secretary of the Trust. Ally L. Mueller resigned as Assistant Treasurer and was appointed as Vice President of the Trust.

The Fund has determined there are no other subsequent events that would need to be disclosed or recorded in the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS July 31, 2023 (Continued)

21

FolioBeyond Alternative Income and Interest Rate Hedge ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of FolioBeyond Alternative Income and Interest Rate Hedge ETF and
Board of Trustees of Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FolioBeyond Alternative Income and Interest Rate Hedge ETF (formerly FolioBeyond Rising Rates ETF) (the “Fund”), a series of Tidal ETF Trust, as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 30, 2021 (commencement of operations) to July 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations, the changes in net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of Toroso Investments, LLC’s investment companies since 2020.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
September 26, 2023

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FolioBeyond Alternative Income and Interest Rate Hedge ETF

EXPENSE EXAMPLES For the Six Months Ended July 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of the Fund’s shares, and (2) ongoing costs, including management fees of the Fund. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from February 1, 2023 to July 31, 2023.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. The example includes, but is not limited to, unitary fees. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Fund’s shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Expenses Paid During the Period February 1, 2023 – July 31, 2023(1)
Actual	$1,000.00	$1,097.70	$6.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.40	$6.46

(1)Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.29%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent six-month period).

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FolioBeyond Alternative Income and Interest Rate Hedge ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016 to 2018).	46	None
Dusko Culafic c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012 to 2018).	46	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (since 2022), Executive Vice President - Head of Capital Markets & Corporate Development (since 2019), Advisor (2017 to 2019), Credijusto (financial technology company).	46	None
Interested Trustee and Executive Officer
Eric W. Falkeis(2) c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	President, Principal Executive Officer, Interested Trustee, Chairman, and Secretary(4)	President and Principal Executive Officer since 2019, Indefinite term; Interested Trustee, Chairman, and Secretary since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).	46

Trustee, Tidal Trust II (30 series) (since 2022); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014–2018).

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FolioBeyond Alternative Income and Interest Rate Hedge ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Aaron J. Perkovich c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2022

Head of Fund Administration (since 2023), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director – Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).

				Not Applicable	Not Applicable
William H. Woolverton, Esq c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer since 2021, Indefinite term

Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Toroso Investments, LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, Cipperman Compliance Services, LLC (2020 to 2022); Operating Partner, Altamont Capital Partners (private equity firm) (since 2021); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Assistant Treasurer(4)	Indefinite term; since 2022	Head of ETF Launches and Client Success (since 2023), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC.	Not Applicable	Not Applicable
Melissa Breitzman c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1983	Assistant Treasurer	Indefinite term; since 2023	Fund Administration Manager, Tidal ETF Services LLC (since 2023); Assistant Vice President, U.S Bancorp Fund Services, LLC (2005 to 2023).	Not Applicable	Not Applicable
Lissa M. Richter c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Assistant Secretary(4)	Indefinite term; since 2023	ETF Regulatory Manager (since 2021), Tidal ETF Services LLC; Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S Bancorp Fund Services LLC (2005 to 2013).	Not Applicable	Not Applicable

(1)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

(3) The Trust, as of the date of this shareholder report, offered for sale to the public 36 of the 46 Funds registered with the SEC.

(4) The officer’s positions held have changed since July 31, 2023, the date of this report and year-end of the Fund.

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FolioBeyond Alternative Income and Interest Rate Hedge ETF

ADDITIONAL INFORMATION (Unaudited)

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the year ended July 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

FolioBeyond Alternative Income and Interest Rate Hedge ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended July 31, 2023, was as follows:

FolioBeyond Alternative Income and Interest Rate Hedge ETF	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the year ended July 31, 2023, was as follows:

FolioBeyond Alternative Income and Interest Rate Hedge ETF	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (866) 497-4963 or by accessing the Fund’s website at www.etfs.foliobeyond.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available upon request without charge by calling (866) 497-4963 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund’s portfolio holdings are posted on the Fund’s website daily at www.etfs.foliobeyond.com. The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling (866) 497-4963. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Fund trades on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Fund’s website at www.etfs.foliobeyond.com.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (866) 497-4963. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.etfs.foliobeyond.com.

Investment Adviser
Toroso Investments, LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Investment Sub-Adviser
FolioBeyond, LLC
1050 Park Avenue, Suite 6A
New York, New York 10028

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
FolioBeyond Alternative Income and Interest Rate Hedge ETF	RISR	886364637

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FolioBeyond Alternative Income and Interest Rate Hedge ETF

FYE 07/31/2023
Audit Fees	$13,000
Audit-Related Fees	N/A
Tax Fees	$3,000
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 07/31/2023
Registrant	N/A
Registrant’s Investment Adviser	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two year.

Non-Audit Related Fees	FYE 07/31/2023
Registrant	N/A
Registrant’s Investment Adviser	N/A

The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each President/Principal Executive Officer and Treasurer/Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	October 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	October 6, 2023

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	October 6, 2023

* Print the name and title of each signing officer under his or her signature.